UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.            )

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The Western Union Company
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Shareowner Services P.O. Box 64945 St. Paul, MN 55164-0945

THE WESTERN UNION COMPANY

ANNUAL MEETING OF STOCKHOLDERS
May 14, 2021
8:00 a.m. (MDT)

Online via live webcast:

Pre-register before 8:00 a.m. MDT on
May 14, 2021 at www.proxydocs.com/wu to
receive your unique link to access the webcast.

Instructions to attend The Western Union Company
Virtual Annual Meeting and vote during the meeting
are available on the reverse side.

Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to be Held on May 14, 2021.

Notice is hereby given that the Annual Meeting of Stockholders of The Western Union Company (“Annual Meeting’) will be held on May 14, 2021 at 8:00 a.m. (MDT). Due to the public health impact of the coronavirus (COVID-19) outbreak and to support the health and well-being of our stockholders, the Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted online via live webcast. You will not be able to attend the Annual Meeting physically.

This communication is not a form for voting and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Proxy Statement and Annual Report are available at  www.proxydocs.com/wu

If you want to receive a paper copy or an email with links to the electronic materials, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side of this notice on or before April 30, 2021 to facilitate timely delivery.
Matters intended to be acted upon at the meeting are listed below.

COMPANY PROPOSALS.
The Board of Directors recommends that you vote FOR proposals 1, 2 and 3:
Election of Directors:
1a	Martin I. Cole	1g	Timothy P. Murphy
1b	Hikmet Ersek	1h	Joyce A. Phillips
1c	Richard A. Goodman	1i	Jan Siegmund
1d	Betsy D. Holden	1j	Angela A. Sun
1e	Jeffrey A. Joerres	1k	Solomon D. Trujillo
1f	Michael A. Miles, Jr.

Other Matters:
2.	Advisory Vote to Approve Executive Compensation
3.	Ratification of Selection of Ernst & Young LLP as Independent Registered Public Accounting Firm for 2021

STOCKHOLDER PROPOSAL.

The Board of Directors recommends that you vote AGAINST the following stockholder proposal:
4.	Stockholder Proposal Regarding Stockholder Right to Act by Written Consent
THIS IS NOT A FORM FOR VOTING
You may immediately vote your proxy on the Internet at:
 www.proxypush.com/wu
●Use the Internet to vote your proxy 24 hours a day, 7 days a week.
●Please have this Notice available. Follow the instructions to vote your proxy.
Scan the QR code to the right for mobile voting.

Your Internet vote authorizes named proxies, Hikmet Ersek and Caroline Tsai, to vote your shares in the same manner as if you marked, signed and returned your proxy card.

To request paper copies of the proxy materials, which include the proxy card, proxy statement and annual report, please contact us via:

Internet – Access the Internet and go to www.investorelections.com/wu . Follow the instructions to log in, and order copies.
Telephone – Call us free of charge at 866-870-3684 in the U.S. or Canada, using a touch-tone phone, and follow the instructions to log in and order copies.
Email – Send us an email at paper@investorelections.com with “wu Materials Request” in the subject line. The email must include:
●	The 11-digit control # located in the box in the upper right hand corner on the front of this notice.
●	Your preference to receive printed materials via mail -or- to receive an email with links to the electronic materials.
●	If you choose email delivery you must include the email address.
●	If you would like this election to apply to delivery of materials for all future meetings, write the word “Permanent” and include the last 4 digits of your Social Security Number or Tax ID number in the email.

Attending the Virtual Annual Meeting

Due to the public health impact of the coronavirus (COVID-19) outbreak and to support the health and well-being of our stockholders, the Annual Meeting will be held online via live webcast on May 14, 2021 at 8:00 a.m. Mountain Time. To participate in the online meeting please pre-register before 8:00 a.m. Mountain Time on May 14, 2021 at www.proxydocs.com/wu. Upon completing your pre-registration, you will receive further instructions via email one hour prior to the start of the Annual Meeting, including your unique link that will allow you to access the meeting.

●	You will need the 11-digit control number located in the upper right corner of your proxy card or notice to complete your pre-registration.
●	You may vote during the meeting by submitting an electronic ballot on the webcast.

The Annual Meeting webcast will begin promptly at 8:00 a.m. Mountain Time, on May 14, 2021. Online access will begin at 7:45 a.m., Mountain Time, and we encourage you to access the meeting prior to the start time. Should you have any difficulties accessing the virtual meeting or during the meeting time, please call the technical support number that will be included in the Annual Meeting access email that pre-registered stockholders will receive one hour prior to the meeting.

Your Vote Counts! THE WESTERN UNION COMPANY 2021 Annual Meeting Vote by May 13, 2021 11:59 PM ET

D44697-P52657

You invested in THE WESTERN UNION COMPANY and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 14, 2021 at 8:00 AM MDT.

Get informed before you vote
View the Combined Document online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 30, 2021. If you would like to request a copy of the material(s) you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. To participate in the online meeting, please pre-register before 8:00 AM MDT on May 14, 2021 at www.proxydocs.com/brokers/WU. You will need the information that is printed in the box marked by the arrow ➔  XXXX XXXX XXXX XXXX  to complete your pre-registration. Upon completing your pre-registration, you will receive further instructions via email one hour prior to the start of the webcast, including your unique link that will allow you to access the webcast. You may vote during the webcast by submitting an electronic ballot.

For complete information and to vote, visit www.ProxyVote.com
Control #

Smartphone users Point your camera here and vote without entering a control number	Vote Virtually at the Meeting* May 14, 2021 8:00 AM MDT

This year’s Annual Meeting will be held online via live webcast. Pre-register before 8:00 AM MDT on May 14, 2021 at www.proxydocs.com/brokers/WU to receive your unique link to access the webcast.

V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.	THE WESTERN UNION COMPANY 2021 Annual Meeting Vote by May 13, 2021 11:59 PM ET

Board
Voting Items		Recommends
1.	Election of Directors
Nominees:
1a.	Martin I. Cole	For
1b.	Hikmet Ersek	For
1c.	Richard A. Goodman	For
1d.	Betsy D. Holden	For
1e.	Jeffrey A. Joerres	For
1f.	Michael A. Miles, Jr.	For
1g.	Timothy P. Murphy	For
1h.	Joyce A. Phillips	For
1i.	Jan Siegmund	For
1j.	Angela A. Sun	For
1k.	Solomon D. Trujillo	For
2.	Advisory Vote to Approve Executive Compensation	For
3.	Ratification of Selection of Ernst & Young LLP as Independent Registered Public Accounting Firm for 2021	For
4.	Stockholder Proposal Regarding Stockholder Right to Act by Written Consent	Against
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

D44698-P52657